Exhibit 10.1

CREDIT AGREEMENT WAIVER

CREDIT AGREEMENT WAIVER dated as of January 26, 2010 (this “Agreement”) relating to that certain Amended and Restated Credit Agreement dated as of February 15, 2007, among CEDAR FAIR, L.P., a Delaware limited partnership (the “U.S. Borrower”) and CANADA’S WONDERLAND COMPANY (successor by amalgamation to 3147010 NOVA SCOTIA COMPANY), a Nova Scotia unlimited liability company (the “Canadian Borrower” and, collectively with the U.S. Borrower, the “Borrowers” and, individually, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (the “Administrative Agent”) and the other parties thereto (as amended by Amendment No. 1 thereto dated as of August 12, 2009 and as otherwise amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”).

PRELIMINARY STATEMENTS

WHEREAS, on December 16, 2009, Cedar Holdco Ltd (formerly known as Siddur Holdings, Ltd.), a New York corporation, Cedar Merger Sub LLC (formerly known as Siddur Merger Sub, LLC), a Delaware limited liability company (“Merger Sub”), Cedar Fair Management, Inc. and the U.S. Borrower entered into that certain Agreement and Plan of Merger (as amended or supplemented as of the date hereof, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge (the “Merger”), effective as of the Effective Time (as defined in the Merger Agreement), with and into the U.S. Borrower, with the U.S. Borrower surviving as a wholly-owned subsidiary of Cedar Holdco Ltd;

WHEREAS, in connection with the consummation of the Merger, the Borrowers intend to repay in full on the date of the Merger (such date of repayment of the Credit Agreement in full in connection with the Merger, the “Closing Date”) all amounts outstanding under the Credit Agreement on the Closing Date, and to terminate all commitments thereunder (the “Credit Agreement Payoff”);

WHEREAS, on or prior to the Closing Date, the U.S. Borrower will seek the Requisite Unitholder Vote (as defined in the Merger Agreement) from the holders of its limited partnership interests to adopt the Merger Agreement and approve the transactions contemplated thereby, including, but not limited to, the Merger, which such Requisite Unitholder Vote may be obtained on or prior to the Closing Date;

WHEREAS, the Borrowers desire to request the Required Lenders under the Credit Agreement to waive any Default or Event of Default under Section 9(k) of the Credit Agreement that may occur by virtue of obtaining the Requisite Unitholder Vote (the “Change of Control Waiver”);

WHEREAS, in connection with the Credit Agreement Payoff, the Borrowers desire to request the Required Lenders under the Credit Agreement and each U.S. Term B Lender and each Canadian Term B Lender under the Credit Agreement to waive any payment under Section 4.16 of the Credit Agreement that would otherwise be payable to such U.S. Term B Lender and each Canadian Term B Lender in connection with the Credit Agreement Payoff (the “Section 4.16 Waiver”);

WHEREAS, each Lender who executes and delivers this Agreement hereby agrees to the Change of Control Waiver and the Section 4.16 Waiver, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Waivers. Effective as of the Waiver Effective Date (as defined below), (i) the Required Lenders under the Credit Agreement hereby waive any Default or Event of Default under Section 9(k) of the Credit Agreement that may occur by virtue of obtaining the Requisite Unitholder Vote and (ii) the Required Lenders under the Credit Agreement and each U.S. Term B Lender and each Canadian Term B Lender that is an Electing Lender (as defined below) hereby waive any payment under Section 4.16 of the Credit Agreement that would otherwise be payable to each U.S. Term B Lender and each Canadian Term B Lender in connection with the Credit Agreement Payoff.

SECTION 3. Conditions to Effectiveness. The Change of Control Waiver and the Section 4.16 Waiver set forth in Section 2 shall become effective on the date (the “Waiver Effective Date”) when the Administrative Agent shall have received from each of the Borrowers, each other Loan Party and the Lenders constituting Required Lenders under the Credit Agreement a counterpart of this Agreement, signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof or otherwise consents to this Agreement; provided that, the Section 4.16 Waiver will only be effective as to each U.S. Term B Lender and each Canadian Term B Lender to the extent that such Lender is an Electing Lender (or an assignee or participant of such Electing Lender with respect to all U.S. Term B Loans and Canadian Term B Loans that have been assigned or participated to such assignee or participant from such Electing Lender).

SECTION 4. Consent Fees.

(a) Change of Control Waiver Consent Fees. The U.S. Borrower shall pay to the Administrative Agent on the Closing Date, for the account of each Consenting Lender, a consent fee payable for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Agreement to the Administrative Agent at or prior to 5:00 pm, New York City time on January 25, 2010 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.05% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent to this Agreement was delivered and (y) the aggregate amount of the Revolving Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent to this Agreement was delivered.

(b) Section 4.16 Waiver Consent Fees. The U.S. Borrower shall pay to the Administrative Agent on the Closing Date, for the account of each U.S. Term B Lender and Canadian Term B Lender that is a Consenting Lender and has affirmatively checked the box above its signature on the signature page to this Agreement (any such Lender, an “Electing Lender”), a consent fee payable for the account of such Electing Lender (other than a Defaulting Lender) equal to 0.50% of the aggregate principal amount of the U.S. Term B Loans and Canadian Term B Loans outstanding under the Credit Agreement, if any, held by such Electing Lender as of the Closing Date with respect to which a consent to this Agreement was delivered.

Each of the consent fees payable under this Section 4 will be payable in full on, and subject to the occurrence of, the Closing Date. Such fees will be payable in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

SECTION 5. Effect of this Agreement.

(a) On and after the Waiver Effective Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document shall be governed by the Credit Agreement and each Loan Document as modified by the Change of Control Waiver and the Section 4.16 Waiver. Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document, and (iii) shall not constitute a waiver of Section 9(k)(i) of the Credit Agreement. Except as modified by this Agreement, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Waiver Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as waived by this Agreement. Each of the Loan Parties hereby consents to this Agreement and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement waived hereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.

(b) On the Waiver Effective Date, (i) the U.S. Term B Loans and Canadian Term B Loans of each Electing Lender shall be designated as Class A U.S. Term B Loans and Class A Canadian Term B Loans, respectively, for purposes of Section 4.16 of the Credit Agreement and (ii) the U.S. Term B Loans and Canadian Term B Loans that are not designated as Class A U.S. Term B Loans or Class A Canadian Term B Loans pursuant to the foregoing clause (i) shall be designated as Class B U.S. Term B Loans and Class B Canadian Term B Loans, respectively, for purposes of Section 4.16 of the Credit Agreement. From and after the Waiver Effective Date, (i) for purposes of Section 4.16 of the Credit Agreement, each reference to U.S. Term B Loans and Canadian Term B Loans shall be a reference to Class B U.S. Term B Loans and Class B Term B Loans, respectively, and no Class A U.S. Term B Loan or Class A Canadian Term B Loan shall be entitled to any premium under Section 4.16 of the Credit Agreement and (ii) in connection with any assignment or participation of U.S. Term B Loans or Canadian Term B Loans on or after the Waiver Effective Date, the relevant Assignment and Assumption or other documentation governing such assignment or participation shall identify whether the U.S. Term B Loan or Canadian Term B Loan subject to such assignment or participation is a Class A U.S. Term B Loan, Class B U.S. Term B Loan, Class A Canadian Term B Loan or Class B Canadian Term B Loan, as applicable.

SECTION 6. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 11.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or email of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CEDAR FAIR, L.P.

By:
Name:
Title:

CANADA’S WONDERLAND COMPANY

By:
Name:
Title:

[SUBSIDIARY GUARANTORS]

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement and a Lender

By:
Name:
Title:

GE CANADA FINANCE HOLDING COMPANY, as Canadian Administrative Agent under the Credit Agreement and a Lender

By:
Name:
Title:

The undersigned in its capacity as a Lender holding U.S. Term Loans, Canadian Term Loans, U.S. Revolving Loans and/or Canadian Revolving Loans hereby consents to the Change of Control Waiver and the Section 4.16 Waiver:

Lender Name

By:
Name:
Title:

By:
Name:
Title:

The undersigned in its capacity as a Lender holding U.S. Term B Loans and/or Canadian Term B Loans hereby consents to the Change of Control Waiver and the Section 4.16 Waiver; provided that only by checking the appropriate box below shall such Lender waive as to itself (and its successors and assigns) its right under the Credit Agreement to the soft call premium provided under Section 4.16

Section 4.16 Waiver: ☐ Yes

Lender Name

By:
Name:
Title:

By:
Name:
Title: